CONTINGENCIES	12 Months Ended
Dec. 28, 2025
COMMITMENTS AND CONTINGENCIES
CONTINGENCIES

NOTE 14 – CONTINGENCIES

Village Bier Garten Lease Litigation

The Company’s acquisition of Village Bier Garten assets in 2023 included a 60-month triple-net lease for approximately 3,000 square feet of restaurant space. The lease provided for initial rent of approximately $8,200 per month, subject to annual escalation of 3%.

On January 2, 2025, the Company ceased operations at the Village Bier Garten location in Cocoa, Florida and entered into an agreement to assign the lease to a third party. Following the transfer of possession, the assignee operated a restaurant on the premises and made rent payments directly to the landlord for several months, which the landlord accepted.

In November 2025, the landlord issued a notice of default asserting nonpayment of rent beginning in August 2025. The landlord subsequently filed a lawsuit against 1519BT, LLC and BT Brands, Inc., seeking recovery of unpaid rent and other amounts allegedly due under the lease. The lease agreement was not formally terminated, however, under the terms of the lease the landlord took full possession of the premises through court proceedings and the landlord is currently seeking a replacement tenant.

The Company disputes the landlord’s claims and intends to defend the matter. The Company believes that the landlord’s acceptance of rent payments from the assignee following the transfer of possession, as well as the landlord’s obligation under Florida law to mitigate damages following repossession of the premises, may affect the amount of any adjudicated damages, if any, that could ultimately be recoverable. The Company also believes it has contractual rights against the assignee for any amounts that may be determined to be payable under the lease and has asserted a separate claim for approximately $200,000 in unpaid consulting fees.

As of December 28, 2025, the Company fully wrote down the remaining book value of the right-to-use asset of approximately $215,000, representing approximating the remaining contractual lease payments associated with unpaid rent under the original lease agreement.

The recorded amount does not reflect any reduction for the landlord’s obligation to mitigate damages or the Company’s potential recovery from the assignee. The ultimate outcome of the matter will be determined through litigation or negotiated settlement and may differ from the amount recorded. Management will continue to evaluate the matter and adjust the recorded liability as additional information becomes available.

Other Matters

In the ordinary course of business, the Company may be subject to claims, legal proceedings, and regulatory matters arising from its operations, including employment practices, contractual disputes, personal injury claims, food safety matters, and other matters typical of the restaurant industry.

As of December 28, 2025, the Company was not a party to any material pending legal or regulatory proceedings other than the lease-related matter described above. The outcome of any such matters is inherently uncertain.

The Company accounts for loss contingencies in accordance with ASC 450, Contingencies. A liability is recorded when it is both probable that a loss has been incurred and the amount can be reasonably estimated. If a loss is reasonably possible or cannot be reasonably estimated, the Company provides disclosure but does not record an accrual.